UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________________________________________________________
FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2019
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Del Taco Restaurants, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-36197	46-3340980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
25521 Commercentre Drive
Lake Forest, CA 92630
(Address of Principal executive offices, including Zip Code)

(949) 462-9300
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TACO	NASDAQ Capital Market
Warrants, each exercisable for one share of common stock	TACOW	NASDAQ Capital Market

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 5, 2019, Del Taco Restaurants, Inc. (the "Company") held the annual meeting of stockholders to:

1.	consider and vote upon a proposal to elect three directors to serve on the Company's board of directors as Class III directors;

2.	consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.	consider and vote upon a proposal to approve, on an advisory basis, the compensation paid to the company's named executive officers; and

4.	consider and vote upon the frequency of the shareholder vote to approve, on an advisory basis, the compensation paid to the company's named executive officers.
There were 36,896,395 shares of the Company's common stock issued and outstanding on the record date for the annual meeting of stockholders. The results for each matter voted on were as follows:

a.    The Company's stockholders elected three nominees to serve on the board of directors as Class III directors, based on the following votes:

Nominee	Votes For	Withheld	Broker Non-Votes
Ari B. Levy	23,322,736	2,910,435	3,445,818
R.J. Melman	23,819,918	2,413,253	3,445,818
John D. Cappasola, Jr.	23,818,270	2,414,901	3,445,818

b.    The Company's stockholders ratified the appointment of Ernst & Young as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019, based on the following votes:

Votes For	Votes Against	Abstain
29,242,602	260,645	175,742

c.    The Company's stockholders approved, on an advisory basis, the compensation paid to the company's named executive officers, based on the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
24,962,105	1,071,901	199,165	3,445,818

d.    The Company's stockholders approved the frequency of advisory on the compensation paid to the company's named executive officers once every year, based on the following votes:

1 Year	2 Years	3 Years	Abstain
20,158,236	4,556	5,819,244	251,135

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL TACO RESTAURANTS, INC.

By:	/s/ Steven L. Brake
Name:	Steven L. Brake
Title:	Executive Vice President and Chief Financial Officer

Date: June 10, 2019